The AAL Mutual Funds

Supplement to Prospectus dated June 27, 2003

Portfolio Management Change for The AAL Small Cap Stock Fund

Kevin A. Schmitting, CFA and Christopher J. Serra, CFA serve as portfolio co-managers of The AAL Small Cap Stock Fund.

Mr. Schmitting has served as the portfolio manager of The AAL Small Cap Stock Fund since its inception in 1996. Mr. Schmitting has been with Thrivent Investment Mgt. since 1995.

Mr. Serra has served as the portfolio manager of The AAL Small Cap Stock Fund since November 2003, and he served as an assistant portfolio manager of the Fund from 1999 to 2001. Mr. Serra has been with Thrivent Investment Mgt. since 1998, and he has served as a portfolio manager since 1999.

The date of this Supplement is December 15, 2003.

Please include this Supplement with your Prospectus.